U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 25, 2003


                           AMAZING NUTRITIONALS, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)

       000-50555                                       74-3046548
   ----------------                              --------------------
 (Commission File No.)                    (IRS Employer Identification No.)


                               43 West 33rd Street
                                    Suite 405
                               New York, NY 10001
                                 (212) 695-3334

(Address and telephone number of principal executive offices and place of business)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13ed-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS:
            APPOINTMENT OF PRINCIPAL OFFICERS


Effective, March 7, 2005, C.J. Lieberman resigned as Chairman of the Board of Directors of the registrant

Mr. Lieberman did not state that his resignation does in any way imply or infer that there is any dispute or disagreement relating to the Company's operations, policies or practices.

Mr. Lieberman has been provided a copy of his disclosure, no less that the day the Registrant is filing the disclosure with the Commission. Mr. Lieberman will be given an opportunity to furnish the Registrant a letter or response, that he agrees with the statements made by the Registrant in this Section 5.02, and if not, stating the respects in which he does not agree. The registrant will file by amendment, any such letter or response so received within two business days after receipt.



ITEM 9.       FINANCIAL STATEMENTS AND EXHIBITS

              Financial Statements

          (a) Financial Statements. N/A
          (b) Pro Forma financial information. N/A
          (c) Exhibits

                      Exhibit 17. Resignation Letter from C.J. Lieberman


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 15, 2005

                                                     AMAZING NUTRITIONALS, INC.

                                                     By:      Barry Clare
                                                     ------------------------
                                                     Barry Clare, President